SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C, 20549

                               ____________________


                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):           January 21, 1994




                          GREYHOUND FINANCIAL CORPORATION
              (Exact name of registrant as specified in its charter)



        DELAWARE                            1-7543                   94-1278569
   (State or Other Jurisdiction                  (Commission   (I.R.S. Employer
            Incorporation)                      File Number)Identification No.)



   DIAL TOWER, PHOENIX, ARIZONA                                           85077
   (Address of principal executive offices)                          (Zip Code)



   Registrant's telephone number, including area code:             602/207-6900


   Item 5.   Other Events.

             Greyhound Financial Corporation, the principal operating subsidiary of GFC Financial Corporation, announced on January 21, 1994, revenues, net income and selected financial data and ratios for the fourth quarter and year ended December 31, 1993 (unaudited).

             A copy of the press release issued by Greyhound Financial Corporation is attached as Exhibit 28 to this report.

   Item 7.   Financial Statements and Exhibits.

             (c)  Exhibits

                  Exhibit
                    No.                                     Title
                  -------                      --------------------------------
                     28                        Press   Release   of   Greyhound
                                               Financial Corporation dated
                                               January 21, 1994.


                                    SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                          GREYHOUND FINANCIAL CORPORATION

                                   (Registrant)



   Dated:  January 24, 1994    By/s/   Bruno A. Marszowski
                                 -------------------------------------------
                                 Bruno A. Marszowski, Vice President-Controller Principal Financial Officer/Authorized Officer